SUPPLEMENT DATED MAY 1, 2025

TO THE PROSPECTUSES DATED:

MAY 1, 2017-TRANSAMERICA ASSOCIATE FREEDOM ELITE BUILDER,

TRANSAMERICA XCELERATOR EXEC, and WRL FREEDOM ELITE

MAY 1, 2014-WRL FREEDOM WEALTH PROTECTORSM

MAY 1, 2012- WRL XCELERATOR and WRL XCELERATOR FOCUS

MAY 1, 2010- WRL FORLIFE

Issued through

WRL Series Life Account

By

Transamerica Life Insurance Company

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to

Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)

Facsimile Transaction	1-727-299-1620

Electronic Transaction	www.tlic.transamerica.com

Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499

Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids IA 52499

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS

Please note the following portfolio change:.

Effective October 25, 2024, the subadvisor for Transamerica International Focus VP changed from Epoch Investment Partners, Inc. to Sands Capital Management, LLC.

To view investment options and other product documents, please go to following website:

TRANSAMERICA ASSOCIATE FREEDOM ELITE BUILDER	http://dfinview.com/Transamerica/TAHD/959386863?site=VAVUL

TRANSAMERICA XCELERATOR EXEC	http://dfinview.com/Transamerica/TAHD/89358R796?site=VAVUL

WRL FREEDOM ELITE	http://dfinview.com/Transamerica/TAHD/959393620?site=VAVUL

WRL FREEDOM WEALTH PROTECTOR	http://dfinview.com/Transamerica/TAHD/959393737?site=VAVUL

WRL XCELERATOR and WRL XCELERATOR FOCUS	http://dfinview.com/Transamerica/TAHD/959393661?site=VAVUL

WRL FORLIFE	http://dfinview.com/Transamerica/TAHD/959393653?site=VAVUL

* * * * *

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

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